BioLargo

We Make Life Better

Better Solutions for: Air – Water – Energy

Strategy:
Invent, Prove, Partner

Stock Symbol:
BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.

Who we are



- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without solutions

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo — Engineering

BioLargo Water — R&D

Operating Segments
Commercializing our Technologies

CLYRA Medical Technologies Inc

- Wound irrigation solution
- infection control platform
- FDA 510 (k) cleared & commercial
- Major partnerships in negotiation

BIOLARGO ENERGY TECHNOLOGIES

- 8+ years R&D prior to acquisition
- Small manufacturing facility making cells Q1
- Safe, efficient, long duration energy storage

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

- Blockbuster www.pooph.com
- Industrial success with CupriDyne Clean™
- Odor & VOC elimination
- Additional CupriDyne-based products/opportunities

BioLargo Equipment Solutions and Technology

- PFAS, micropollutants, water reuse
- Partnership with Garratt-Callahan
- Commercial clients

REVENUE (PAST 6 YEARS)


$ 14.0
$ 12.0
$ 10.0
$ 8.0
$ 6.0
$ 4.0
$ 2.0
$ -
$ Millions
2018
2019
2020
2021
2022
2023

2023 annual:

- *Expected to exceed +100% growth compared to 2022*
- *Pending review by independent auditors*

Trends are not necessarily indicative of future performance

NET STOCKHOLDER'S EQUITY (5+ YEARS)



$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$0
-$ 1.0
-$ 2.0
-$ 3.0
millions
2018
2019
2020
2021
2022
2023 (as of Q3)
$3.82M

Trends are not necessarily indicative of future performance

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit


COUCH
POOPH IT!


THEIR BED
POOPH IT!

Pooph – Looking Forward

Current status:

- Revenues continuing to grow
- More retailers continuing to come onboard
- Pooph team reports 20,000+ stores under contract
- Pooph continues to sell via direct-to-consumer, Walmart, Amazon and others
- New products coming soon


POOPH



*logistics efforts often create delays before actual sales occur

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

- Business model: sell, install, service, exchange membranes through project life
- Removes 99% of PFOA and PFOS in a single stage. Capable of "non-detect" levels, meeting new EPA requirements
- Produces very little waste – up to 40,000 times less than carbon alternative (~80,000 lbs of waste from carbon vs ~2 lbs of waste from AEC)
- We handle all the PFAS-laden waste, making regulatory compliance easy and affordable
- Low energy costs, no chemicals required


AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo


AEC


Mobile AEC Units
Available for Lease, Sale,
or Demonstration Now

Secured purchase order from New Jersey municipality

John W. Clark, Jr. President of Lake Stockholm Systems, Inc. said:

"BioLargo's solution will give us the peace of mind and guarantee that we can meet remediation requirements, both today and in the future."


360.00"
36.00"
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

See press release dated December 20, 2023:
https://biolargo.blogspot.com/2023/12/biolargos-pfas-removal-technology-lands.html

Clyra Medical Technologies:
THE CLYRADVANTAGE


bioclynse
bioclynse
CLYRA
oraclyr
oraclyr

Clyra™ Antimicrobial Platform
Infection Prevention & Control

Negotiating now with major global medical product partners

BioLargo ENERGY TECHNOLOGIES*

BioLargo Liquid Sodium Battery:
Long-Duration Energy Storage (LDES) System

Because the world needs better batteries


BioLargo
Engineering, Science & Technologies

- Better, safer, less expensive option for long duration energy storage (LDES)
- Non-venting, sealed design
- Longer lasting
- Unlimited charge/discharge cycles
- 100% domestic supply possible

**a subsidiary of BioLargo, Inc.*

Target markets

What do they have in common? Static, large-format energy storage uses

- Renewable energy storage
- Grid-scale storage / grid leveling
- EV charging stations
- Residential backup power stations for homes, businesses, hospitals, etc.
- Emergency response / disaster relief







The grid-scale energy storage market

- Typical grid-scale battery storage facility ≅500 Megawatt-hours
- Hundreds of new storage plants are needed in the next decade
- The life expectancy of the lithium-based BESS is too short before requiring replacement
- Lithium prices are predicted by experts to rise over coming decade due to waning supply relative to demand



The problems with lithium

- Lithium-ion technology can be explosive
- High risk of thermal runaway
- Lithium based batteries have a finite life as dendrites accumulate on the cathode, which ultimately make the lithium battery unusable with a need to replace batteries every 5 to 7 years
- The price of lithium has skyrocketed 246% in the past year and is expected to continue rising due to demand for EV
- Myriad environmental and social problems associated with the mining and processing of lithium, cobalt and other raw materials





Initially targeting two SKU sizes

1 MWh



~25 KWh



- Demand is unprecedented – an emerging grid-scale battery storage company reported an order backlog of $1.39 B
- Market reports 2+ year waiting list for Tesla Megapack
- Cost advantage over leading brand- allocation & access to inventory for customers IS HIGHLY VALUABLE

Government incentives helping drive adoption:

45X tax credit for grid-scale battery manufacturers

- Established by Inflation Reduction Act
- Tax credit for domestic production of batteries, solar, wind equipment.
- Uncapped tax credit
- $45 per KWh of capacity built

Investment Tax Credit (ITC) for battery projects

- Base rate of 6%, bonus rate of 30% refundable on storage projects*

NEWS

US Treasury and IRS provide additional guidance for 45X manufacturing tax credit for batteries

By Cameron Murray

December 18, 2023

Americas, US & Canada

Grid Scale, Connected Technologies, Distributed, Off Grid

Policy, Business, Materials & Production


KOREPLEX

A render of a gigafactory being developed in the US by KORE Power. Image: KORE Power.

*https://www.mcguirewoods.com/client-resources/alerts/2022/12/inflation-reduction-act-creates-new-tax-credit-opportunities-for-energy-storage-projects/#:~:text=The%20base%20ITC%20rate%20for,apprenticeship%20requirements%20(discussed%20below).

BioLargo battery manufacturing facility, Oak Ridge, Tennessee



Capable of producing 1 MWh per week &
first MWh unit expected Q2-Q3 2024

Compared to other battery chemistries

Specification	Lithium-ion (cobalt oxide)	Sodium-ion	Molten calcium antimony	Lead acid	Nickel cadmium	BioLargo Battery (Liquid Sodium)
Energy density (Wh/kg)	150-190	75-165	Low	30-50	45-80	552
Life cycle (down to 80% discharge)	500-1,000	100,000+	No loss in discharge	200-300	1,000	No loss in discharge
Open circuit cell voltage (V)	3.7	~2.1	~2.5	2	1.2	4.2
Operating temperature (ºC)	0 to 45	-20 to 40	~500	-20 to 50	-20 to 65	120 to 250
Self-discharge (%/month)	<10%	Negligible		5%	20%	0
Safety considerations	• Serious fires can occur, protection circuit mandatory • Thermal runaway possible	No serious risks	• Jacket is very hot (minor safety concern) • Not to be shaken	• Very toxic	• Very toxic • Fuse protection required	• NO THERMAL RUNAWAY • Insulated for high temperatures
Toxicity considerations	Low	Low risk	Contains antimony (toxic)	Very toxic	Very toxic	Low risk
Materials	Scarce	Earth-abundant	Earth-abundant	Diverse supply	Cadmium rare	Earth-abundant

Trajectory of the business

BioLargo ENERGY TECHNOLOGIES

Current status:
- R&D phase complete
- Company formed
- Seed + A Round complete ($1 million)
- Manufacturing facility built – capable of one MWh/week
- Initial battery cells ready for delivery in ~6 months
- Two commercial channel partnerships formed

Next steps:
- Scale up cell from DD to 3.5" x 13" (improved economics)
- Turn cells into 25 KWh and 1 MWh packs
- Validate packs, secure UL certifications
- Begin fulfilling orders


BioLargo



Target potential revenue 5 years after first sale >$1 billion per year

6-18 months establish sell through and replicate/expand mfg.

Scale Up

Targeting 25 KWh and 1 MWh battery packs for the following markets, initially:
- Backup power for critical uses
- EV charging stations
- Renewable energy storage
- Grid-scale storage and balancing

BioLargo

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

CNM Environmental

BioLargo Water

BioLargo Engineering, Science & Technologies

CLYRA Medical Technologies Inc.

BioLargo ENERGY TECHNOLOGIES

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com